NATIONWIDE MUTUAL FUNDS

Nationwide Amundi Global High Yield Fund	Nationwide HighMark California Intermediate Tax Free Bond Fund
Nationwide Amundi Strategic Income Fund	Nationwide HighMark Large Cap Core Equity Fund
Nationwide Amundi World Bond Fund	Nationwide HighMark National Intermediate Tax Free Bond Fund
Nationwide Bailard Cognitive Value Fund	Nationwide HighMark Short Term Bond Fund
Nationwide Bailard Emerging Markets Equity Fund	Nationwide HighMark Small Cap Core Fund
Nationwide Bailard International Equities Fund	Nationwide High Yield Bond Fund
Nationwide Bailard Technology & Science Fund	Nationwide Inflation-Protected Securities Fund
Nationwide Bond Fund	Nationwide International Index Fund
Nationwide Bond Index Fund	Nationwide International Small Cap Fund
Nationwide Core Plus Bond Fund	Nationwide Mid Cap Market Index Fund
Nationwide Emerging Markets Debt Fund	Nationwide Portfolio Completion Fund
Nationwide Fund	Nationwide S&P 500 Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Small Cap Index Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide Small Company Growth Fund
Nationwide Global Equity Fund	Nationwide U.S. Small Cap Value Fund
Nationwide Government Bond Fund	Nationwide Ziegler Equity Income Fund
Nationwide Government Money Market Fund	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Nationwide Growth Fund	Nationwide Ziegler Wisconsin Tax Exempt Fund
Nationwide HighMark Bond Fund

Supplement dated June 15, 2017
to the Statement of Additional Information dated February 28, 2017, as revised March 22, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information ("SAI").

1.
Effective on or about June 28, 2017, the Nationwide Global Equity Fund (the "Fund") is renamed the "Nationwide Global Sustainable Equity Fund."  All references to the Fund in the SAI are updated accordingly.

2.	Effective immediately, the paragraph under the heading "Repurchase Agreements" on page 48 of the SAI is hereby deleted in its entirety and replaced with the following:

Each Fund may enter into repurchase agreements. In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund's custodian, or a subcustodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Any portion of a repurchase agreement that is not collateralized fully is considered by the staff of the U.S. Securities and Exchange Commission ("SEC") to be a loan by a Fund. To the extent that a repurchase agreement is not collateralized fully, a Fund will include any collateral that the Fund receives in calculating the Fund's total assets in determining whether a Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited as collateral if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

3.
Effective immediately, the information under the heading "Investments in Municipal Securities by the Nationwide Zeigler Wisconsin Tax Exempt Fund – Debt, Revenues and Expenditures"  beginning  on page 30 of the SAI is hereby deleted in its entirety and replaced with the following:

The Constitution of Puerto Rico provides that direct obligations of the Commonwealth evidenced by bonds or notes and backed by the full faith, credit, and taxing power of the Commonwealth shall not be issued if the amounts of the principal and interest on such bonds and notes guaranteed by the Commonwealth exceed 15% of the average annual revenue in the two fiscal years preceding the fiscal year of such proposed issuance. The Constitution of Puerto Rico does not limit the amount of debt that the Commonwealth may guarantee as long as the Commonwealth is in compliance with the 15% limitation at the time of issuance of such guaranteed debt.

As of September 30, 2015, the Commonwealth had outstanding a total of $22.764 billion aggregate principal amount of bonds and notes issued or guaranteed by the Commonwealth or payable directly from General Fund appropriations, equivalent to approximately 33% of the Commonwealth's gross national product for fiscal year 2014 ($69.202 billion - preliminary). As of September 30, 2015, total public sector debt of the Commonwealth, including its instrumentalities and municipalities, was $69.909 billion.

The General Fund is the chief operating fund of the Commonwealth. For more than a decade, the Commonwealth has experienced significant General Fund budget deficits. These deficits, including the payment of a portion of the Commonwealth's debt service obligations, have been covered primarily with the net proceeds of bonds issued by the Puerto Rico Sales Tax Financing Authority ("COFINA") and Commonwealth general obligation bonds, with interim financings provided by the Government Development Bank ("GDB") and, in some cases, with extraordinary onetime revenue measures or expense adjustment measures. The Commonwealth expects that its ability to finance future budget deficits will be severely limited.

The difference between General Fund operating revenues and operating expenses for fiscal year 2013 was $807 million. The difference between total General Fund resources and total expenditures was $1.353 billion. This amount was funded by (i) $775 million of general obligation and Puerto Rico Public Buildings Authority debt service refunding, (ii) a $332 million debt issuance from COFINA, (iii) a short term line of credit with GDB of $98 million, and (iv) $148 million in cash management measures.

The total deficiency of revenue under expenditures and general obligation debt service payments in the General Fund (budgetary basis) for fiscal year 2014 was approximately $1.2 billion, consisting of the difference between total actual revenue of approximately $8.7 billion (excluding other financing sources), less the sum of total actual expenditures of approximately $9.2 billion and general obligation debt service payments of approximately $738 million (excluding other financing uses).

The Commonwealth's primary government, which encompasses the Commonwealth's governmental and business-type activities, reported, in the government-wide financial statements, a net deficit position of approximately $49.7 billion at June 30, 2014, comprising of approximately $15.4 billion in total assets and approximately $538 million in deferred outflows of resources, less approximately $65.5 billion in total liabilities and approximately $103 million in deferred inflows of resources. As noted in the 2014 financial statements there is substantial doubt as to the ability of the primary government and of various component units to continue as a going concern.

The retirement systems comprising the pension trust funds carry a substantial risk of insolvency, if measures are not taken to significantly increase contributions to them. The pension trust funds' net pension liability and the funded ratio as of June 30, 2014, are approximately $43.7 billion and 4.0%, respectively.

On April 29, 2016, the Commonwealth filed with the Municipal Securities Rulemaking Board's Electronic Municipal Market Access a notice that the Commonwealth would not file its audited financial statements for fiscal year 2015 by April 30, 2016, as required by its continuing disclosure undertakings. The Commonwealth could not provide an estimate of when it will be able to complete and file its audited financial statements.

The Commonwealth's continued economic recession, high level of debt and pension obligations, and structural budget deficits, among other factors, have adversely affected its credit ratings and its ability to obtain financing at reasonable interest rates, if at all. As a result, the Commonwealth has relied more heavily on short-term financings and interim loans from the GDB and other component units of the Commonwealth, which reliance has constrained the liquidity of the Commonwealth in general and GDB in particular, and increased near-term refinancing risk. These factors have also resulted in delays in the repayment by the Commonwealth and its component units of outstanding GDB lines of credit, which delays have limited GDB's ability to continue providing liquidity to the Commonwealth and have caused GDB to fail to make a principal payment on its debt obligations. These factors are reflected in the deterioration of the Commonwealth's credit ratings.

On June 28, 2014, the Commonwealth enacted the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the "Recovery Act"). The Recovery Act was intended to provide a legal framework that would allow certain public corporations, including Puerto Rico Electric Power Authority ("PREPA") to seek protection from creditors and to reorganize and restructure their debt. In June and July of 2014, certain holders of bonds issued by PREPA filed lawsuits in the United States District Court for the District of Puerto Rico ("District Court") to enjoin  enforcement of the Recovery Act. The complaints alleged, in addition to other claims, that Puerto Rico was prohibited by the United States Bankruptcy Code ("Bankruptcy Code") from implementing its own bankruptcy scheme. The District Court consolidated the suits and ruled in the plaintiffs' favor. The United States Court of Appeals for the First Circuit upheld the judgment of the District Court. On June 13, 2016, the United States Supreme Court held that section 903(1) of the Bankruptcy Code pre-empts the Recovery Act.

The Commonwealth is in the midst of a profound fiscal crisis. Despite various measures that have been undertaken by the current and previous administrations to grow the economy, reduce government expenses, and increase revenues the Commonwealth's economy continues to shrink and the Commonwealth has been unable to achieve a balanced budget. On June 29, 2015, Governor García Padilla announced that the Commonwealth had no choice but to seek to renegotiate its debt with the goal of achieving a more sustainable debt service, and that if it was unable to do so the Commonwealth could default on its debt.

During fiscal years 2015 and 2016, the Commonwealth has sought additional liquidity through potential bond issues or private financings. Due to its deteriorated financial condition, however, the Commonwealth has been unable to complete these transactions and, is now pursuing a comprehensive debt restructuring that seeks to improve its liquidity position as a result of near-term debt service relief. While the Commonwealth pursues this strategy, it has taken a number of emergency measures to stabilize its liquidity condition that are unsustainable over the long-term. These include, among others, requiring advance payments from the government retirement systems for payments of retirement benefits to participants, suspending for fiscal year 2016 the Commonwealth set-asides for the payment of its general obligation debt, delaying the payments to suppliers and amounts due to component units, financing tax and revenue anticipation notes for fiscal year 2016 through certain intra-governmental transactions, deferring the disbursement of certain budgetary assignments, and delaying the payment of income tax refunds.

In April 2016, the Governor of Puerto Rico signed into law Act 21-2016, known as the "Puerto Rico Emergency Moratorium and Financial Rehabilitation Act." Act 21 allows the Governor to prioritize essential government services over the financial obligations of the Commonwealth and its instrumentalities by imposing a moratorium on debt service payments, including debt service on general obligation bonds, and staying related creditor remedies for a temporary period. In respect of GDB, Act No. 21 also allows the Governor to take any and all actions that are reasonable and necessary to allow GDB to continue carrying out its operations.

GDB has historically served as the principal source of short-term liquidity for the Commonwealth and its component units and its functions are very important to the operations of the Commonwealth, its public corporations and municipalities. GDB announced that, at present, it is not able to continue to provide such assistance. Act 21 included amendments to the GDB's Enabling Act to enhance the statutory tools necessary if a resolution, reorganization or restructuring of GDB becomes necessary in the future. GDB faces significant risks and uncertainties and it currently does not have sufficient liquid financial resources to meet obligations when they come due, including deposit withdrawals. Pursuant to Act 21, the Governor has ordered the suspension of loan disbursements by GDB, imposed restrictions on the withdrawal and transfer of deposits from GDB, and imposed a moratorium on debt obligations of GDB, among other measures.

On June 30, 2016, the U.S. President signed the Puerto Rico Oversight, Management, and Economic Stability Act ("PROMESA"), which grants the Commonwealth and its component units access to an orderly mechanism to restructure their debts in exchange for significant federal oversight over the Commonwealth's finances. PROMESA seeks to provide Puerto Rico with fiscal and economic discipline through the creation of a control board, relief from creditor lawsuits through the enactment of a temporary stay on litigation, and two alternative methods to adjust unsustainable debt.

First, to ensure fiscal and economic discipline, PROMESA creates a federally appointed oversight board (the "Oversight Board") that has plenary authority over Puerto Rico's finances. The Oversight Board's primary function is to provide fiscal oversight through the development and approval of fiscal plans and budgets, and to enforce compliance with those plans and budgets through broad-based powers such as reducing non-debt expenditures and instituting certain hiring freezes. The Oversight Board also has oversight over legislative processes because PROMESA requires the Oversight Board to review new laws and deny their enforcement if they are inconsistent with the approved fiscal plans and budgets. The Oversight Board also has authority to review contracts to ensure compliance with the fiscal plan, and to prevent the execution or enforcement of a contract, rule, executive order or regulation to the extent that it is inconsistent with the approved fiscal plan.

Second, the enactment of PROMESA also operates as a broad-based stay on litigation, applicable to all entities, with respect to claims related Puerto Rico's financial debt, as well as on enforcement of provisions in contracts that allow for termination and the exercise of remedies based on non-payment of financial obligations, among other conditions.

Finally, PROMESA contains two methods to adjust Puerto Rico's debts. The first method is a streamlined process to achieve modifications of financial indebtedness with the consent of a supermajority of affected financial creditors. The second method is a court-supervised debt-adjustment process, which is modeled on Chapter 9 of the Bankruptcy Code.

Certain of the Commonwealth's component units defaulted on debt service payments during fiscal year 2016. Others, like PREPA, a major component unit of the Commonwealth that does not issue tax-supported debt, have reached preliminary agreements with holders of a significant portion of its debt to restructure the terms of such obligations and achieve self-sufficiency from the Commonwealth. Such agreement, however, is subject to substantial political, legal and implementation risk. As a result, the Governor has issued several executive orders declaring emergency periods and suspending certain transfers and payments with respect to the Commonwealth and several of its component units.

On July 1, 2016, the Commonwealth and various additional component units were unable to comply with their scheduled debt service obligations, and defaulted on $911 million of their scheduled debt obligations, including $779 million in general obligation debt service.

On May 3, 2017, the Oversight Board established by PROMESA filed a petition in the U.S. District Court in Puerto Rico to restructure approximately $74 billion in outstanding public debt and approximately $48 billion in unfunded pension obligations (the "Petition").  The Petition, which was made under Title III of PROMESA and would permit a court debt restructuring process similar to U.S. bankruptcy protection, is said to be the largest debt restructuring in the history of the U.S. municipal bond market.  In order to commence a Title III process, PROMESA required the Oversight Board to have determined that Puerto Rico has a certified fiscal plan, has met financial disclosure requirements and has attempted good faith negotiations with creditors.

The Oversight Board's filing of the Petition  protects the government of Puerto Rico from adverse court decisions that could impede the certified fiscal plan and permits the government to impose debt impairment on creditors and bondholders.  While the Petition does not prevent creditors and bondholders from entering into agreements or settlements to restructure the debt, the threat of impairment could force creditors, such as mutual funds, to accept unfavorable repayment terms.

In connection with the announcement of the Petition, Puerto Rico's governor, Ricardo Rossello, announced his plans to continue to make payments to Puerto Rico's creditors of nearly $800 million per year, an 80 percent cut in the total debt service payments due annually.  A range of $3 billion to $3.8 billion is due cumulatively every year over the next decade on the 11 issues included in the governor's fiscal plan.

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